Rule 497(e)
                                                        Registration No. 33-6418
                                                               File No. 811-4946


                           THOMPSON PLUMB FUNDS, INC.

                                   GROWTH FUND
                                   SELECT FUND
                                 BLUE CHIP FUND
                                  BALANCED FUND
                                    BOND FUND
                             ----------------------

                        SUPPLEMENT DATED OCTOBER 15, 2003
                                       TO
                         PROSPECTUS DATED APRIL 1, 2003


Reorganization of Balanced Fund
-------------------------------

         On October 13, 2003, the Board of Directors of Thompson Plumb Funds, Inc. unanimously approved and adopted an Agreement and Plan of Reorganization (the "Agreement") for the Thompson Plumb Balanced Fund (the "Balanced Fund"), as being in the best interests of the Balanced Fund shareholders. The Board believes that the transaction will better position the Balanced Fund for potential future growth.

         Under the Agreement, all of the assets, subject to liabilities, of the Balanced Fund would be transferred to Dreyfus Premier Balanced Opportunity
Fund (the "Balanced Opportunity Fund"), a newly created mutual fund to be managed by The Dreyfus Corporation. The Balanced Opportunity Fund has the same investment objective and substantially similar investment strategies as the Balanced Fund. Thompson, Plumb & Associates, Inc. will serve as sub-adviser to the Balanced Opportunity Fund. Immediately following the transfer of its assets, the Balanced Fund would liquidate and its shareholders would become shareholders of the Balanced Opportunity Fund, receiving Class J shares of the Balanced Opportunity Fund with an aggregate net asset value equal to the Balanced Fund assets so transferred. The value of each Balanced Fund shareholder's account in the Balanced Opportunity Fund immediately after the transaction would be the same as the value of that shareholder's account in the Balanced Fund immediately before the transaction. The transaction has been structured to qualify as a tax-free reorganization for federal income tax purposes so that Balanced Fund shareholders would not recognize any gain or loss as a result of the exchange of their shares of the Balanced Fund for shares of the Balanced Opportunity Fund in the transaction.

         Completion of the transaction is subject to normal and customary conditions. The Agreement requires the approval of the Balanced Fund shareholders before it can be implemented. Details of the transaction and other information will be set forth in a proxy statement/prospectus to be mailed to the Balanced Fund shareholders in late November 2003 in anticipation of a special meeting of the Balanced Fund shareholders currently scheduled for mid-January 2004. If approved, the transaction is expected to occur on or about January 30, 2004.


Change in Ownership of Thompson, Plumb & Associates, Inc.
---------------------------------------------------------

         John W. Thompson and Thomas G. Plumb, each of whom founded and currently owns 50% of the outstanding stock of Thompson, Plumb & Associates, Inc. ("TPA"), have informed the Board of Directors of Thompson Plumb Funds, Inc. that they have reached a mutual agreement on the establishment of separate advisory firms. Their decision was made primarily for succession planning purposes and to accommodate the individual needs and desires of those responsible for managing the various mutual fund series (the "Funds") of Thompson Plumb Funds, Inc. and separate advisory accounts. The completion of this separation is expected to


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occur by the end of January 2004.

         As a result of the separation, Mr. Plumb will own all of the outstanding shares of TPA and be its President, and TPA will continue to serve as the investment adviser for the Thompson Plumb Select, Blue Chip and Balanced Funds (or as sub-adviser to the Balanced Opportunity Fund if the reorganization of the Balanced Fund is approved and completed). David Duchow, Tim O'Brien and Clint Oppermann will remain as officers of TPA. Messrs. Duchow and O'Brien serve as co-portfolio managers of the Blue Chip Fund; Mr. Oppermann serves as portfolio manager for the Select Fund; and Mr. Plumb serves as portfolio manager for the Balanced Fund, with Messrs. Duchow and O'Brien serving as associate portfolio managers. Mr. Thompson will form and own a new investment advisory firm to be registered with the Securities and Exchange Commission, which will serve as the investment adviser for the Thompson Plumb Growth and Bond Funds. His son, John C. Thompson, will be an officer of this new firm. Messrs. Thompson and Thompson are co-portfolio managers for the Growth Fund and John W. Thompson serves as portfolio manager for the Bond Fund. No changes to any of the Funds' portfolio managers are contemplated in connection with the separation. The separation is not expected to have any adverse impact on the management or operation of the Funds.

         The separation is deemed an "assignment" of the current investment advisory contracts for the Funds under the Investment Company Act of 1940 and as such will cause the contracts to terminate automatically. Accordingly, the shareholders of each Fund will need to approve a new investment advisory contract for that Fund before the separation is completed. Information about the composition of the separate firms and the terms of the new advisory contracts will be contained in a proxy statement to be mailed to shareholders toward the end of November 2003 in anticipation of a special shareholder meeting in mid-January 2004.